Cash and Cash Equivalents	12 Months Ended
Dec. 31, 2015
Cash And Cash Equivalents [Abstract]
CASH AND CASH EQUIVALENTS
NOTE 3: CASH AND CASH EQUIVALENTS
Cash and cash equivalents consisted of the following:

	December 31, 2015	December 31, 2014
Cash at banks	$37,719	$27,864
Short-term deposits	115	3,013
Total cash and cash equivalents	$37,834	$30,877
The bank accounts are legally owned by the entities referenced in Note 1.
Cash deposits and cash equivalents in excess of amounts covered by government-provided insurance are exposed to loss in the event of non-performance by financial institutions. The Company does maintain cash deposits and equivalents in excess of government-provided insurance limits. The Company also minimizes exposure to credit risk by dealing with a diversified group of major financial institutions.